UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

December 19, 2016 (December 16, 2016)

Date of Report (Date of Earliest Event Reported)

Caesars Entertainment Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-10410	62-1411755
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One Caesars Palace Drive

Las Vegas, Nevada 89109

(Address of principal executive offices) (Zip Code)

(702) 407-6000

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On December 16, 2016, Caesars Entertainment Corporation (“CEC”) received notice (the “Notice”) from creditors claiming to hold a majority of the claims (the “Majority Bank Creditors”) under the first lien bank debt incurred by Caesars Entertainment Operating Company, Inc., a majority owned subsidiary of CEC (“CEOC” and, together with its debtor subsidiaries, the “Debtors”), pursuant to that certain Third Amended and Restated Credit Agreement, dated as of July 25, 2014, by and among CEC, CEOC, the lenders party thereto and Credit Suisse AG, Cayman Islands Branch, as administrative agent, alleging that there exist breaches of certain covenants and obligations set forth in the Second Amended Restructuring Support and Forbearance Agreement, dated as of October 4, 2016, among CEC, CEOC, on behalf of itself and the subsidiary loan parties party thereto, and each of the holders of first lien bank claims party thereto (the “Bank RSA”). In particular, the Notice alleges that the PropCo First Lien Credit Agreement Documents (as defined in the Debtors’ Third Amended Joint Plan of Reorganization (the “Plan”)) are materially inconsistent with the Bank RSA and unacceptable to the Majority Bank Creditors and CEOC is in breach of certain covenants relating thereto. The Notice states that pursuant to the Bank RSA, the unacceptable terms of the PropCo First Lien Credit Agreement Documents and existing covenant breaches, if not cured by 12:01 a.m. on December 24, 2016, shall give rise to “Creditor Termination Events” (as defined in the Bank RSA) that entitle the Majority Bank Creditors to immediately terminate the Bank RSA. The applicable parties are in discussions regarding the foregoing. Should the Bank RSA terminate, other creditors would have the right to terminate their support of the Debtors’ restructuring. Further, as currently drafted, the Plan requires Majority Bank Creditor support in order to become effective.

The information set forth in this Item 7.01 of this Current Report on Form 8-K is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any of CEC’s filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing. The filing of this Item 7.01 of this Current Report on Form 8-K shall not be deemed an admission as to the materiality of any information herein that is required to be disclosed solely by reason of Regulation FD.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAESARS ENTERTAINMENT CORPORATION

Date: December 19, 2016	By:	/s/ SCOTT E. WIEGAND
		Name:	Scott E. Wiegand
		Title:	Senior Vice President, Deputy General Counsel and Corporate Secretary